UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

5615 High Point Drive, Irving, TX 75038

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 453-3000

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

In its Quarterly Report on Form 10-Q for the period ended March 31, 2013, HMS Holdings Corp. (the “Registrant”) reported that, with respect to its Medicare recovery audit contract, which is held through its wholly owned subsidiary HealthDataInsights, Inc. (HDI), the Centers for Medicare & Medicaid Services (CMS) had established a transition plan pursuant to which incumbent contractors were permitted to request medical records only through May 2013.  On May 31, 2013, the Registrant was informed by CMS that this period has been extended to June 30, 2013.  This transition plan remains subject to change.

The Registrant’s Medicare recovery audit contract, pursuant to which HDI serves as the Medicare RAC for Region D, expires in February 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 3, 2013

HMS HOLDINGS CORP.

By:	/s/ Walter D. Hosp
Walter D. Hosp
EVP, Chief Financial Officer and Chief Administrative Officer